UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 6, 2009

                                   Averox Inc.
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             (Exact name of registrant as specified in its charter)

           Nevada                   000-28867                    88-0407936
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(State or other jurisdiction       (Commission                (I.R.S. Employer
      of incorporation)            File Number)              Identification No.)

        House No. 381, Street No. 13 , Sector F-10/2, Islamabad, Pakistan
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               (Address of principal executive offices) (Zip Code)

     Registrant's telephone number, including area code +92 (0) 51 211 0755
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a) Morgenstern, Svoboda & Baer, CPA's ("Morgenstern"), the independent accountant who was engaged as the principal accountant to audit Averox Inc.'s ("Registrant") financial statements, resigned effective April 6, 2009.

Except as noted in the paragraph immediately below, the reports of Morgenstern for the fiscal years ended December 31, 2008 and 2007 did not contain any adverse opinion or disclaimer of opinion and such reports were not modified as to any uncertainty, audit scope or accounting principle.

The reports of Morgenstern on the Registrant's financial statements for the quarters ended September 30, 2008 and December 31, 2008 contained an explanatory paragraph which noted that there was substantial doubt as to the Registrant's ability to continue as a going concern because it has sustained net losses since inception, has negative working capital and does not generate sufficient cash to cover its operating costs.

During the fiscal years ended December 31, 2008 and 2007, and any subsequent interim period preceding the resignation of Morgenstern, there were no disagreements with Morgenstern on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which disagreements, if not resolved to the satisfaction of Morgenstern, would have caused it to make reference to the subject matter of the disagreement in connection with its report.

During the fiscal years ended December 31, 2008 and 2007, and any subsequent interim period preceding its resignation, Morgenstern did not advise the Registrant of any reportable events listed in Item 304(a)(1)(v)(A) through (D) of Regulation S-K.

The Registrant has provided Morgenstern with a copy of the disclosures it is making in response to this Item 4.01. The Registrant requested Morgenstern to furnish the Registrant with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Registrant in response to this Item 4.01 and, if not, stating the respects in which it does not agree. Such letter is filed as Exhibit 16.2 to this Current Report.

(b) On April 8, 2009, the Registrant's Board of Directors approved the engagement of Kabani & Company, Inc. ("Kabani") as the Registrant's independent registered public accounting firm for its third quarter ended March 31, 2009 and the fiscal year ending June 30, 2009.

During the two most recent fiscal years and through April 7, 2009, neither the Registrant nor anyone on its behalf has consulted Kabani with respect to either
(i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements, and neither a written report nor oral advice was provided to the Registrant that Kabani concluded was an important factor considered by the Registrant in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit No.       Description

16.1 Letter, dated April 6, 2009, from Morgenstern, Svoboda & Baer, CPA's resigning as Averox Inc.'s accountants

16.2 Letter, dated April 7, 2009 from Morgenstern, Svoboda & Baer, CPA's to the Securities and Exchange Commission regarding change in certifying accountant of Averox Inc.

                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   AVEROX INC.

Date: April 8, 2009                          By: /s/ Salman Mahmood
                                                 -------------------------------
                                           Name: Salman Mahmood
                                          Title: Chairman of the Board and
                                                 Chief Executive Officer,
                                                 (Principal Executive Officer)